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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|
                          ---------------------------

                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)

                          ---------------------------

                           GRANITE MASTER ISSUER PLC
                   (Issuing entity in respect of the Notes)
              (Exact name of obligor as specified in its charter)

England and Wales
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

Fifth Floor, 100 Wood Street
London EC2V 7EX
United Kingdom
(Address of principal executive offices)               (Zip code)

                       GRANITE FINANCE FUNDING 2 LIMITED
                                  (Depositor)
                            (Exact name of obligor
                         as specified in its charter)

England and Wales
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

Fifth Floor, 100 Wood Street
London EC2V 7EX
United Kingdom
(Address of principal executive offices)               (Zip code)


                       GRANITE FINANCE TRUSTEES LIMITED
                              (Mortgages Trustee)
              (Exact name of obligor as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

22 Grenville Street
St Helier, Jersey JE4 8PX
Channel Islands
(Address of principal executive offices)               (Zip code)


                                  ---------------------------

                             Mortgage Backed Notes
                      (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.    General information. Furnish the following information as to the
      Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

-----------------------------------------------------------------------------------------------------------

                       Name                                                        Address
-----------------------------------------------------------------------------------------------------------
      Superintendent of Banks of the State of New York         One State Street, New York, N.Y.
                                                               10004-1417, and Albany, N.Y. 12223

      Federal Reserve Bank of New York                         33 Liberty Street, New York, N.Y.  10045

      Federal Deposit Insurance Corporation                    Washington, D.C.  20429

      New York Clearing House Association                      New York, New York   10005

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of January, 2007.


                                        THE BANK OF NEW YORK


                                        By:  /S/       ROBERT A. MASSIMILLO
                                             ----------------------------------
                                             Name:  ROBERT A. MASSIMILLO
                                             Title: VICE PRESIDENT

                                                                     EXHIBIT 7
                                                                     ---------


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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                        In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                            2,478,000
   Interest-bearing balances...........................                                           15,693,000
Securities:
   Held-to-maturity securities.........................                                            1,856,000
   Available-for-sale securities.......................                                           17,740,000
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices..............                                                  N/A
   Securities purchased under agreements to
   resell..............................................                                                  N/A
Loans and lease financing receivables:
   Loans and leases held for sale......................                                                    0
   Loans and leases, net of unearned
     income............................................                                                  N/A
   LESS: Allowance for loan and
     lease losses......................................                                              407,000
   Loans and leases, net of unearned
     income and allowance..............................                                                  N/A
Trading assets.........................................                                            3,011,000
Premises and fixed assets (including capitalized
   leases).............................................                                              896,000
Other real estate owned................................                                                    0
Investments in unconsolidated subsidiaries and
   associated companies................................                                              308,000
Not applicable
Intangible assets:
   Goodwill............................................                                            2,188,000
   Other intangible assets.............................                                                  N/A
Other assets...........................................                                            7,975,000
                                                                                              --------------

Total assets...........................................                                           91,155,000
                                                                                              ==============
LIABILITIES
Deposits:
   In domestic offices.................................                                           34,430,000
   Noninterest-bearing.................................                                           16,230,000
   Interest-bearing....................................                                           18,200,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           34,321,000
   Noninterest-bearing.................................                                              399,000
   Interest-bearing....................................                                           33,922,000
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices...........................................                                                  N/A
   Securities sold under agreements to
     repurchase........................................                                                  N/A
Trading liabilities....................................                                            2,224,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                                          N/A
Not applicable
Not applicable
Subordinated notes and debentures......................                                            1,955,000
Other liabilities......................................                                            6,374,000
                                                                                              --------------
Total liabilities......................................                                           82,119,000
                                                                                              ==============
Minority interest in consolidated
   subsidiaries........................................                                              151,000

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                                    0
Common stock...........................................                                            1,135,000
Surplus (exclude all surplus related to preferred
   stock)..............................................                                            2,115,000
Retained earnings......................................                                            5,696,000
Accumulated other comprehensive income.................                                                  N/A
Other equity capital components........................                                                  N/A
Total equity capital...................................                                            8,885,000
                                                                                              --------------
Total liabilities, minority interest, and equity
   capital.............................................                                           91,155,000
                                                                                              ==============

      I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                          Thomas P. Gibbons,
                                                     Chief Financial Officer

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Catherine A. Rein                           Directors


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